EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77B:
  Accountants report on internal control

EXHIBIT B:
  Attachment to item 77C:
  Submission of matters to a vote of Security holders.
------------------------------------------------------------------

EXHIBIT A:
Report of Independent Accountants

To the Board of Trustees and Shareholders of The Phoenix Edge Series Fund

In planning and performing our audit of the financial statements of The Phoenix Edge Series Fund (the "Fund") for the year ended December 31, 2001, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of the Fund is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that controls may become inadequate because of changes in conditions or that the effectiveness of their design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 2001.

This report is intended solely for the information and use of the Board of Trustees, management and the Securities and Exchange
Commission and is not intended to be and should not be used by anyone other than these specified parties.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 2002





EXHIBIT B:
RESULTS OF SHAREHOLDER MEETING (Unaudited)
A special meeting of Shareholders of The Phoenix Edge Series Fund was held on October 29, 2001 to approve the following matters:

1) To approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as detailed below (items 1A - 1M).

2) To approve an amendment to the Fund's Declaration of Trust that would remove the provisions regarding fundamental investment restrictions from the Declaration of Trust.

3) To approve the Fund's reliance on "manager of managers" relief under which the Fund's investment advisors, subject to the approval of the Board of Trustees, may, among other things, appoint, replace or terminate subadvisors recommended by each Series' investment advisor or enter into or materially amend existing subadvisory agreements without shareholder approval.

4) To approve the amendment of the investment objective of the Phoenix-Janus Equity Income Series to eliminate the income component of the investment objective.

On the record date of August 31, 2001, the shares outstanding and percentage of the shares outstanding and entitled to vote that were present by proxy were as follows:

SERIES                                  SHARES           PERCENTAGE
                                      OUTSTANDING     PRESENT BY PROXY
Aberdeen International               103,371,500.9868        100%
Aberdeen New Asia                     15,177,103.1648        100%
Deutsche Dow 30                       17,942,663.7769        100%
Deutsche Nasdaq-100 Index(R)          14,272,788.1118        100%
Duff & Phelps Real Estate             20,281,813.2845        100%
Engemann Capital Growth              315,000,072.8369        100%
Engemann Nifty Fifty                  53,515,406.2928        100%
Engemann Small & Mid-Cap Growth       13,875,131.9466        100%
Federated U.S. Government Bond        10,212,160.4715        100%
Goodwin Money Market                 118,705,935.0011        100%
Goodwin Multi-Sector Fixed Income     73,681,221.1642        100%
Hollister Value Equity                44,601,760.7357        100%
J.P. Morgan Research Enhanced Index   76,836,790.1507        100%
Janus Equity Income                   17,392,859.0384        100%
Janus Flexible Income                 13,836,894.5159        100%
Janus Growth                          70,629,534.8323        100%
Morgan Stanley Focus Equity            9,099,392.6817        100%
Oakhurst Balanced                    117,414,655.4480        100%
Oakhurst Growth and Income            89,651,903.4884        100%
Oakhurst Strategic Allocation        106,766,567.5896        100%
Sanford Bernstein Global Value         7,976,128.6377        100%
Sanford Bernstein Mid-Cap Value       30,992,034.7472        100%
Sanford Bernstein Small Cap Value      8,698,291.2396        100%
Seneca Mid-Cap Growth                 41,728,815.1279        100%
Seneca Strategic Theme                87,744,343.9470        100%

NUMBER OF VOTES
1A. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

A Series may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Series' total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Series.

This restriction does not apply to the Deutsche Dow 30, Deutsche
Nasdaq-100 Index(R), Duff & Phelps Real Estate Securities or Morgan Stanley Focus Equity.

                                       For          Against      Abstain
Aberdeen International              96,495,152     1,748,095   5,128,255
Aberdeen New Asia                   14,537,220       176,011     463,872
Deutsche Dow 30                    17,140,729        194,529     607,405
Deutsche Nasdaq-100 Index(R)       12,467,719        614,157   1,190,912
Duff & Phelps Real Estate          18,509,250        355,076   1,417,487
Engemann Capital Growth           287,102,734     11,018,747  16,878,592
Engemann Nifty Fifty               48,515,562      1,909,418   3,090,425
Engemann Small & Mid-Cap Growth    12,096,560         79,423   1,699,149
Federated U.S. Government Bond      9,118,980        303,113     790,067
Goodwin Money Market              109,250,460      2,799,681   6,655,794
Goodwin Multi-Sector Fixed Income  66,644,643      1,935,761   5,100,817
Hollister Value Equity             40,438,515      1,159,032   3,004,213
J.P. Morgan Research Enhanced Index69,266,201      3,179,923   4,390,667
Janus Equity Income                14,575,333      1,289,717   1,527,809
Janus Flexible Income              12,395,888        248,650   1,192,357
Janus Growth                       60,640,821      3,739,034   6,249,680
Morgan Stanley Focus Equity         8,544,059          0         555,334
Oakhurst Balanced                 106,235,661      2,885,781   8,293,214
Oakhurst Growth and Income         81,593,089      3,199,464   4,859,350
Oakhurst Strategic Allocation      99,274,964      2,951,098   4,540,506
Sanford Bernstein Global Value      7,638,960        239,139      98,030
Sanford Bernstein Mid-Cap Value    27,693,061        953,265   2,345,708
Sanford Bernstein Small Cap Value   8,109,831        140,527     447,933
Seneca Mid-Cap Growth             37,980,575         850,140   2,898,101
Seneca Strategic Theme            81,552,646       2,452,758   3,738,940

1B. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

A Series may not purchase securities in a given industry if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

This restriction does not apply to the Duff & Phelps Real Estate
Securities, Deutsche Dow 30, Deutsche Nasdaq-100 Index(R) or Morgan Stanley Focus Equity.

In addition, the Goodwin Money Market and Oakhurst Strategic Allocation may invest more than 25% of their assets in the banking industry.

                                       For          Against      Abstain
Aberdeen International                96,557,765  1,544,163    5,269,573
Aberdeen New Asia                     14,550,012   163,219     463,872
Deutsche Dow 30                       17,140,729   194,529     607,405
Deutsche Nasdaq-100 Index(R)          12,303,730   721,388    1,247,671
Duff & Phelps Real Estate             18,509,250   355,076    1,417,487
Engemann Capital Growth              286,950,338  11,095,582  16,954,153
Engemann Nifty Fifty                  48,502,933  1,910,432    3,102,041
Engemann Small & Mid-Cap Growth       12,096,560   79,423      1,699,149
Federated U.S. Government Bond         9,163,271   258,823     790,067
Goodwin Money Market                 109,174,866   2,638,872   6,892,197
Goodwin Multi-Sector Fixed Income     66,663,698   1,843,765   5,173,758
Hollister Value Equity                40,480,536   1,073,341   3,047,883
J.P. Morgan Research Enhanced Index   69,817,920   2,628,204   4,390,667
Janus Equity Income                   14,606,776   1,256,611   1,529,473
Janus Flexible Income                 12,471,116   201,720     1,164,058
Janus Growth                          60,701,325   3,712,121   6,216,088
Morgan Stanley Focus Equity            8,544,059        0        555,334
Oakhurst Balanced                    105,999,466   2,872,720   8,542,470
Oakhurst Growth and Income            81,806,991   2,938,726   4,906,186
Oakhurst Strategic Allocation         99,492,083   2,733,979   4,540,506
Sanford Bernstein Global Value         7,638,960     239,139     98,030
Sanford Bernstein Mid-Cap Value       27,308,322   1,338,005   2,345,708
Sanford Bernstein Small Cap Value      8,011,056     239,302    447,933
Seneca Mid-Cap Growth                 38,039,185    790,747    2,898,883
Seneca Strategic Theme                81,745,088   2,239,778   3,759,478

1C. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:

A Series may not issue senior securities in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff
Interpretations shall not be deemed prohibited by this restriction

                                         For       Against       Abstain
Aberdeen International                96,301,351   1,850,344   5,219,806
Aberdeen New Asia                    14,533,321      179,417   464,365
Deutsche Dow 30                      17,140,729      194,529   607,405
Deutsche Nasdaq-100 Index(R)          12,326,453    698,664   1,247,671
Duff & Phelps Real Estate             18,509,250     355,076   1,417,487
Engemann Capital Growth             284,399,726   13,191,609   17,408,738
Engemann Nifty Fifty                 48,095,838    2,277,640   3,141,928
Engemann Small & Mid-Cap Growth       12,096,560    79,423    1,699,149
Federated U.S. Government Bond         9,036,978    385,115    790,067
Goodwin Money Market                 107,262,157    4,550,337   6,893,441
Goodwin Multi-Sector Fixed Income     65,971,206    2,536,257   5,173,758
Hollister Value Equity               40,062,760    1,487,940   3,051,060
J.P. Morgan Research Enhanced Index  68,916,902    3,529,221   4,390,667
Janus Equity Income                    13,984,495   1,880,555   1,527,809
Janus Flexible Income                  12,395,888   248,650   1,192,357
Janus Growth                           60,188,798   4,202,597   6,238,140
Morgan Stanley Focus Equity             8,544,059       0       555,334
Oakhurst Balanced                    105,545,626   3,550,816   8,318,214
Oakhurst Growth and Income            81,102,215   3,643,502   4,906,186
Oakhurst Strategic Allocation         99,264,417  2,961,644   4,540,506
Sanford Bernstein Global Value         7,444,079   434,020   98,030
Sanford Bernstein Mid-Cap Value       27,659,035   987,292   2,345,708
Sanford Bernstein Small Cap Value      8,101,235   149,124   447,933
Seneca Mid-Cap Growth                 37,494,440   1,335,492   2,898,883
Seneca Strategic Theme                81,024,339   2,960,528   3,759,478

1D. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:
A Series may not borrow money, except (i) in amounts not to exceed one third of the value of the Series' total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options, and (c) short-term credits extended in connection with trade clearances and settlement shall not constitute borrowing.

                                          For      Against       Abstain
Aberdeen International              95,826,303    2,284,166    5,261,031
Aberdeen New Asia                   14,475,697    203,884     497,523
Deutsche Dow 30                     17,140,729    194,529     607,405
Deutsche Nasdaq-100 Index(R)        12,252,397    829,479     1,190,912
Duff & Phelps Real Estate           18,330,194    448,664     1,502,955
Engemann Capital Growth            282,583,501    15,473,876  16,942,696
Engemann Nifty Fifty                47,791,833    2,609,127    3,114,447
Engemann Small & Mid-Cap Growth     12,096,560    79,423      1,699,149
Federated U.S. Government Bond       9,058,914    338,950      814,297
Goodwin Money Market               103,712,715    8,338,669    6,654,551
Goodwin Multi-Sector Fixed Income   65,794,944    2,785,460    5,100,817
Hollister Value Equity              39,853,784    1,743,763    3,004,213
J.P. Morgan Research Enhanced Index 56,604,769    12,738,914   4,493,107
Janus Equity Income                 13,850,289    2,015,316    1,527,254
Janus Flexible Income              124,711,116    173,422      1,192,357
Janus Growth                        59,720,049    4,641,462    6,268,024
Morgan Stanley Focus Equity          8,544,059       0           555,334
Oakhurst Balanced                  104,591,099    4,587,441    8,236,115
Oakhurst Growth and Income          80,317,971    4,350,938    4,982,994
Oakhurst Strategic Allocation       98,773,206    3,071,013    4,922,349
Sanford Bernstein Global Value       7,444,079    434,020      98,030
Sanford Bernstein Mid-Cap Value     26,709,818    1,936,509    2,345,708
Sanford Bernstein Small Cap Value    8,101,235    149,124     447,933
Seneca Mid-Cap Growth               36,935,944    1,887,129    2,905,743
Seneca Strategic Theme              80,472,035    3,232,042    4,040,268

1E. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:
A Series may not underwrite the securities issued by other persons, Except to the extent that, in connection with the disposition of portfolio securities, a Series may be deemed to be an underwriter under the applicable law.

                                            For      Against     Abstain
Aberdeen International               96,418,213    1,773,233   5,180,055
Aberdeen New Asia                    14,546,606    166,625    463,872
Deutsche Dow 30                      17,140,729    194,529    607,405
Deutsche Nasdaq-100 Index(R)         12,456,230    612,107    1,204,451
Duff & Phelps Real Estate            18,447,066    417,260    1,417,487
Engemann Capital Growth             285,940,954   11,568,230  17,490,889
Engemann Nifty Fifty                 48,366,722    2,013,521   3,135,163
Engemann Small & Mid-Cap Growth      12,096,560     79,423   1,699,149
Federated U.S. Government Bond        9,083,144     338,950    790,067
Goodwin Money Market                107,377,704   4,388,993    6,939,238
Goodwin Multi-Sector Fixed Income    66,717,640    1,862,764   5,100,817
Hollister Value Equity               40,432,285    1,165,263   3,004,213
J.P. Morgan Research Enhanced Index  69,851,681   2,569,053   4,416,056
Janus Equity Income                  14,292,917    1,558,165   1,541,777
Janus Flexible Income                12,498,619     145,919    1,192,357
Janus Growth                         60,468,857    3,910,998   6,249,680
Morgan Stanley Focus Equity           8,544,059      0         555,334
Oakhurst Balanced                   106,206,177    2,889,970   8,318,508
Oakhurst Growth and Income           81,694,070   3,010,006    4,947,828
Oakhurst Strategic Allocation        99,389,731   2,812,334    4,564,503
Sanford Bernstein Global Value        7,444,079    434,020    98,030
Sanford Bernstein Mid-Cap Value      26,878,497    1,325,533   2,788,005
Sanford Bernstein Small Cap Value     8,101,235    74,955    522,101
Seneca Mid-Cap Growth                38,061,994     768,720    2,898,101
Seneca Strategic Theme               81,688,621    2,207,183   3,848,539

1F. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:
A Series may not purchase or sell real estate, except that a series may
(i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
(iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Series as a result of the ownership of securities.

                                           For      Against     Abstain
Aberdeen International               96,509,013    1,679,946    5,182,541
Aberdeen New Asia                    14,552,544    160,686    463,872
Deutsche Dow 30                      17,140,729    194,529    607,405
Deutsche Nasdaq-100 Index(R)         12,279,425    788,912    1,204,451
Duff & Phelps Real Estate            18,509,250    355,076    1,417,487
Engemann Capital Growth             286,116,889   11,991,473   16,891,711
Engemann Nifty Fifty                 48,389,421   2,033,160    3,092,825
Engemann Small & Mid-Cap Growth      12,096,560    79,423    1,699,149
Federated U.S. Government Bond        9,163,271    258,823    790,067
Goodwin Money Market                109,003,056    2,767,370    6,935,509
Goodwin Multi-Sector Fixed Income    66,708,577    1,871,827    5,100,817
Hollister Value Equity               40,426,858    1,170,689    3,004,213
J.P. Morgan Research Enhanced Index  69,084,478   3,361,645   4,390,667
Janus Equity Income                 14,480,723    1,369,807    1,542,329
Janus Flexible Income                12,471,116    201,720    1,164,058
Janus Growth                        60,659,450    3,754,547    6,215,538
Morgan Stanley Focus Equity           8,544,059      0       555,334
Oakhurst Balanced                  105,257,164    3,879,901    8,277,590
Oakhurst Growth and Income           81,563,827    3,219,762   4,868,314
Oakhurst Strategic Allocation        99,381,001   2,845,060    4,540,506
Sanford Bernstein Global Value        7,638,960    239,139    98,030
Sanford Bernstein Mid-Cap Value      27,625,212    578,818   2,788,005
Sanford Bernstein Small Cap Value     8,108,644   67,546    522,101
Seneca Mid-Cap Growth               37,660,897    1,169,817    2,898,101
Seneca Strategic Theme               81,399,342   2,603,585   3,741,417

1G. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:
A Series may not make loans, except that a Series may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

                                        For      Against       Abstain
Aberdeen International                95,908,506  2,279,662  5,183,333
Aberdeen New Asia1                     4,457,251    255,488    464,365
Deutsche Dow 30                       17,140,729    194,529    607,405
Deutsche Nasdaq-100 Index(R)          12,379,711    702,165  1,190,912
Duff & Phelps Real Estate             18,415,662    448,664   1,417,487
Engemann Capital Growth             284,013,696  13,950,931   17,035,446
Engemann Nifty Fifty                 48,119,913   2,276,373   3,119,121
Engemann Small & Mid-Cap Growth      12,096,560    79,423   1,699,149
Federated U.S. Government Bond        9,083,144    338,950    790,067
Goodwin Money Market                103,636,633   8,178,313   6,890,989
Goodwin Multi-Sector Fixed Income    65,755,294  2,825,110   5,100,817
Hollister Value Equity               39,936,669   1,660,878   3,004,213
J.P. Morgan Research Enhanced Index  59,326,726  13,119,397  4,390,667
Janus Equity Income                  13,836,100   2,028,953  1,527,806
Janus Flexible Income                12,471,116   173,422    1,192,357
Janus Growth                         60,075,356   4,316,039  6,238,140
Morgan Stanley Focus Equity           8,544,059      0       555,334
Oakhurst Balanced                   105,190,729   3,756,537  8,467,389
Oakhurst Growth and Income           80,731,916   3,992,006  4,927,982
Oakhurst Strategic Allocation        98,932,590   3,159,353  4,674,625
Sanford Bernstein Global Value        7,444,079   434,020    98,030
Sanford Bernstein Mid-Cap Value      27,249,409  1,396,918   2,345,708
Sanford Bernstein Small Cap Value     8,100,048    150,310    447,933
Seneca Mid-Cap Growth                36,962,260   1,868,454  2,898,101
Seneca Strategic Theme               81,026,393  2,940,526   3,777,425

1H. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:
A Series may not purchase or sell commodities or commodity contracts, except a Series may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indices, interest rates, securities, currencies and physical commodities)

                                         For       Against     Abstain
Aberdeen International                96,251,456   1,833,220  5,286,825
Aberdeen New Asia                     14,502,917   210,314    463,872
Deutsche Dow 30                       17,140,729    194,529    607,405
Deutsche Nasdaq-100 Index(R)          12,175,440    792,038   1,305,309
Duff & Phelps Real Estate             18,509,250    355,076   1,417,487
Engemann Capital Growth               83,167,201 14,051,587  17,781,285
Engemann Nifty Fifty                  48,018,266   2,369,230  3,127,910
Engemann Small & Mid-Cap Growth       12,096,560   79,423   1,699,149
Federated U.S. Government Bond        9,083,144    338,950    790,067
Goodwin Money Market                107,083,800   4,728,354   6,893,782
Goodwin Multi-Sector Fixed Income    66,057,604   2,449,860  5,173,758
Hollister Value Equity               40,114,487   1,436,213   3,051,060
J.P. Morgan Research Enhanced Index  68,586,651  3,859,472  4,390,667
Janus Equity Income1                  3,790,778   1,997,724   1,604,357
Janus Flexible Income                12,471,116    201,720   1,164,058
Janus Growth                         60,280,825   4,133,171   6,215,538
Morgan Stanley Focus Equity           8,544,059      0        555,334
Oakhurst Balanced                   105,030,899   3,838,661   8,545,096
Oakhurst Growth and Income           81,045,067   3,650,067   4,956,769
Oakhurst Strategic Allocation        99,334,338   2,631,199  4,801,031
Sanford Bernstein Global Value        7,444,079    434,020    98,030
Sanford Bernstein Mid-Cap Value      27,282,197   1,364,130  2,345,708
Sanford Bernstein Small Cap Value     8,100,048    150,310    447,933
Seneca Mid-Cap Growth                37,581,215   1,248,717   2,898,883
Seneca Strategic Theme               80,687,240   3,321,775   3,735,329

1I. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:
It is proposed that there be no investment restrictions involving illiquid securities.

                                         For        Against    Abstain
Aberdeen International               95,785,411   2,187,483   5,398,606
Aberdeen New Asia                    14,502,917    210,314    463,872
Deutsche Dow 30                      17,140,729    194,529    607,405
Deutsche Nasdaq-100 Index(R)         12,300,780   724,337   1,247,671
Duff & Phelps Real Estate            18,509,002    355,076   1,417,735
Engemann Capital Growth             284,864,269  13,086,127  17,049,677
Engemann Nifty Fifty                 48,296,569   2,099,649   3,119,188
Engemann Small & Mid-Cap Growth      12,096,560   79,423   1,699,149
Federated U.S. Government Bond        9,083,144    338,950    790,067
Goodwin Money Market                105,867,483   4,460,236   8,378,217
Goodwin Multi-Sector Fixed Income    66,640,779  1,866,684  5,173,758
Hollister Value Equity               40,416,881   1,136,997  3,047,883
J.P. Morgan Research Enhanced Index  69,344,929  3,075,805  4,416,056
Janus Equity Income                  13,675,491  2,129,646  1,587,722
Janus Flexible Income                12,470,833   173,705   1,192,357
Janus Growth                         60,202,147   4,187,834  6,239,554
Morgan Stanley Focus Equity           8,544,059       0       555,334
Oakhurst Balanced                   105,520,639   3,600,542  8,293,475
Oakhurst Growth and Income           81,432,295  3,313,422  4,906,186
Oakhurst Strategic Allocation        99,239,766  2,688,451  4,838,351
Sanford Bernstein Global Value        7,444,079   434,020   98,030
Sanford Bernstein Mid-Cap Value      27,381,925  1,257,615  2,352,495
Sanford Bernstein Small Cap Value     8,101,235   149,124   447,933
Seneca Mid-Cap Growth                37,666,862   1,162,571  2,899,382
Seneca Strategic Theme               81,146,391   2,717,539  3,880,415

1J. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:
It is proposed that there be no investment restrictions involving purchases on margin.

                                           For        Against    Abstain
Aberdeen International                95,885,138   2,345,591   5,140,771
Aberdeen New Asia                     14,509,347     203,884     463,872
Deutsche Dow 30                       17,140,729     194,529     607,405
Deutsche Nasdaq-100
Index(R)          12,119,303     962,573   1,190,912
Duff & Phelps Real Estate             18,509,002     355,076   1,417,735
Engemann Capital Growth              284,575,927  13,445,218  16,978,928
Engemann Nifty Fifty                48,216,569     2,190,255   3,108,582
Engemann Small & Mid-Cap Growth     12,096,560       79,423    1,699,149
Federated U.S. Government Bond        9,083,144     338,950      790,067
Goodwin Money Market                105,634,321   4,695,882    8,375,732
Goodwin Multi-Sector Fixed Income    66,645,169   1,935,235    5,100,817
Hollister Value Equity               40,162,927   1,434,620    3,004,213
J.P. Morgan Research Enhanced Index  69,561,271   2,884,852    4,390,667
Janus Equity Income                  13,688,640   2,115,941    1,588,278
Janus Flexible Income                12,470,833     202,003    1,164,058
Janus Growth                         60,220,014   4,192,568    6,216,953
Morgan Stanley Focus Equity           8,544,059        0         555,334
Oakhurst Balanced                   105,247,554   3,624,370    8,542,731
Oakhurst Growth and Income           81,251,126   3,541,427    4,859,350
Oakhurst Strategic Allocation        99,197,597   2,767,939    4,801,031
Sanford Bernstein Global Value        7,444,079     434,020       98,030
Sanford Bernstein Mid-Cap Value      26,897,034   1,749,293    2,345,708
Sanford Bernstein Small Cap Value     8,101,235     149,124      447,933
Seneca Mid-Cap Growth                37,545,490   1,284,725    2,898,600
Seneca Strategic Theme               81,043,540   2,884,846    3,815,958

1K. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:
It is proposed that there be no investment restrictions involving investments for control.

                                           For        Against    Abstain
Aberdeen International                96,096,203   2,056,283   5,219,015
Aberdeen New Asia                     14,553,037     160,194     463,872
Deutsche Dow 30                       17,140,729     194,529     607,405
Deutsche Nasdaq-100 Index(R)          12,324,549     610,072   1,338,167
Duff & Phelps Real Estate             18,509,002     355,076   1,417,735
Engemann Capital Growth              284,956,394  12,843,848  17,199,830
Engemann Nifty Fifty                  48,338,985   2,054,786   3,121,635
Engemann Small & Mid-Cap Growth       12,096,560      79,423   1,699,149
Federated U.S. Government Bond         9,163,271     258,823     790,067
Goodwin Money Market                 107,600,586   2,674,964   8,430,385
Goodwin Multi-Sector Fixed Income     66,771,427   1,736,036   5,173,758
Hollister Value Equity                40,425,474   1,121,593   3,054,694
J.P. Morgan Research Enhanced Index   69,479,186   2,966,938   4,390,667
Janus Equity Income                   14,227,290   1,613,385   1,552,184
Janus Flexible Income                 12,498,336     146,202   1,192,357
Janus Growth                          60,332,942   4,057,038   6,239,554
Morgan Stanley Focus Equity            8,544,059       0         555,334
Oakhurst Balanced                    105,785,642   3,086,282   8,542,731
Oakhurst Growth and Income            81,601,995   3,099,672   4,950,236
Oakhurst Strategic Allocation         99,733,568   2,313,162   4,719,838
Sanford Bernstein Global Value         7,638,960     239,139      98,030
Sanford Bernstein Mid-Cap Value       27,253,002   1,042,612   2,696,421
Sanford Bernstein Small Cap Value      8,101,235     149,124     447,933
Seneca Mid-Cap Growth                 37,669,208   1,160,225   2,899,382
Seneca Strategic Theme                81,415,967   2,550,952   3,777,425

1L. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:
It is proposed that there be no investment restrictions involving repurchase agreements.

                                           For        Against    Abstain
Aberdeen International                96,188,785   1,962,910   5,219,806
Aberdeen New Asia                     14,552,544     160,194     464,365
Deutsche Dow 30                       17,140,729     194,529     607,405
Deutsche Nasdaq-100 Index(R)          12,366,458     658,660   1,247,671
Duff & Phelps Real Estate             18,509,002     355,076   1,417,735
Engemann Capital Growth              286,026,392  11,509,317  17,464,364
Engemann Nifty Fifty                  48,470,085   1,928,617   3,116,704
Engemann Small & Mid-Cap Growth       12,096,560     79,423    1,699,149
Federated U.S. Government Bond         9,083,144    338,950      790,067
Goodwin Money Market                 105,884,578   4,442,435   8,378,923
Goodwin Multi-Sector Fixed Income     66,747,646   1,759,817   5,173,758
Hollister Value Equity                40,450,249   1,103,628   3,047,883
J.P. Morgan Research Enhanced Index   69,505,075   2,941,048   4,390,667
Janus Equity Income                   13,884,680   1,972,077   1,536,102
Janus Flexible Income                 12,498,336     146,202   1,192,357
Janus Growth                          60,187,434   4,209,968   6,232,133
Morgan Stanley Focus Equity            8,544,059       0         555,334
Oakhurst Balanced                    105,743,355   3,377,825   8,293,475
Oakhurst Growth and Income            81,638,755   3,124,695   4,888,454
Oakhurst Strategic Allocation         99,811,625   2,414,437   4,540,506
Sanford Bernstein Global Value         7,638,960     239,139      98,030
Sanford Bernstein Mid-Cap Value       27,693,061     953,265   2,345,708
Sanford Bernstein Small Cap Value      8,101,235    149,124     447,933
Seneca Mid-Cap Growth                 37,669,208  1,160,225   2,899,382
Seneca Strategic Theme               81,422,026   2,546,111   3,776,207

1M. Approve amendments to the fundamental investment restrictions of each Series and conforming changes to the Declaration of Trust as follows:
It is proposed that there be no investment restrictions involving investment company securities..

                                           For        Against    Abstain
Aberdeen International                 96,176,193   2,080,445  5,114,863
Aberdeen New Asia                      14,546,606     166,625    463,872
Deutsche Dow 30                        17,140,729     194,529    607,405
Deutsche Nasdaq-100 Index(R)           12,462,615     619,261  1,190,912
Duff & Phelps Real Estate              18,509,002     355,076  1,417,735
Engemann Capital Growth               286,208,576  11,420,466 17,371,031
Engemann Nifty Fifty                   48,460,743   1,937,540  3,117,123
Engemann Small & Mid-Cap Growth        12,096,560     79,423   1,699,149
Federated U.S. Government Bond          9,083,144    338,980     790,067
Goodwin Money Market                 105,905,325   4,421,687   8,378,923
Goodwin Multi-Sector Fixed Income     66,717,640   1,862,764   5,100,817
Hollister Value Equity                40,482,219   1,115,329   3,004,213
J.P. Morgan Research Enhanced Index   69,544,353   2,901,770   4,390,667
Janus Equity Income                   14,210,425   1,647,439   1,534,995
Janus Flexible Income                 12,498,336     146,202   1,192,357
Janus Growth                          60,324,870   4,065,111   6,239,554
Morgan Stanley Focus Equity            8,544,059       0         555,334
Oakhurst Balanced                    106,099,535   3,021,645   8,293,475
Oakhurst Growth and Income            81,661,710   3,134,792   4,855,401
Oakhurst Strategic Allocation         99,882,281   2,343,780   4,540,506
Sanford Bernstein Global Value         7,444,079     434,020      98,030
Sanford Bernstein Mid-Cap Value       27,659,035    987,292    2,345,708
Sanford Bernstein Small Cap Value     8,101,235     149,124      447,933
Seneca Mid-Cap Growth                37,667,644   1,161,789    2,899,382
Seneca Strategic Theme               81,482,212   2,526,803    3,735,329

2. Approve an amendment to the Fund's Declaration of Trust that would remove the provisions regarding fundamental investment restrictions from the Declaration of Trust..

                                           For        Against    Abstain
Aberdeen International               98,103,101    1,490,068   3,778,332
Aberdeen New Asia                    14,794,946      174,579     207,577
Deutsche Dow 30                      17,326,547      194,529     421,587
Deutsche Nasdaq-100 Index(R)         13,020,259      334,848     917,681
Duff & Phelps Real Estate            18,969,681      133,935   1,178,197
Engemann Capital Growth             294,262,211   7,799,771   12,938,091
Engemann Nifty Fifty                 50,069,610   1,053,141    2,392,655
Engemann Small & Mid-Cap Growth      12,510,133     311,087    1,053,912
Federated U.S. Government Bond        9,280,014     218,461      713,685
Goodwin Money Market                108,456,659   3,697,478    6,551,798
Goodwin Multi-Sector Fixed Income    68,659,549   1,812,309    3,209,363
Hollister Value Equity               41,689,412   1,106,646    1,805,703
J.P. Morgan Research Enhanced Index  69,677,212   2,296,585    4,862,993
Janus Equity Income                  15,289,689   1,128,837      974,334
Janus Flexible Income                12,718,915     130,261      987,719
Janus Growth                         65,011,436     909,433    4,708,665
Morgan Stanley Focus Equity           8,556,072       0          543,320
Oakhurst Balanced                   108,197,586  2,655,670     6,561,400
Oakhurst Growth and Income           84,119,391  2,520,590     3,011,923
Oakhurst Strategic Allocation       101,585,186  1,852,602     3,328,779
Sanford Bernstein Global Value        7,638,960    239,139        98,030
Sanford Bernstein Mid-Cap Value      29,038,212    785,658     1,168,165
Sanford Bernstein Small Cap Value     8,224,092     92,512       381,687
Seneca Mid-Cap Growth                39,064,403    679,951     1,984,462
Seneca Strategic Theme               83,067,384  1,723,903     2,953,057

3. Approve the Fund's reliance on "manager of managers" relief under which the Fund's investment advisors, subject to the approval of the Board, may, among other things, appoint, replace or terminate subadvisors recommended by each Series' investment advisor or enter into or materially amend existing subadvisory agreements without shareholder approval.

                                           For       Against     Abstain
Aberdeen International               98,056,077    1,531,558   3,783,865
Aberdeen New Asia                    14,950,484       96,656     129,963
Deutsche Dow 30                      17,326,547      194,529     421,587
Deutsche Nasdaq-100 Index(R)         13,019,759      364,032     888,997
Duff & Phelps Real Estate            18,938,335      149,954   1,193,524
Engemann Capital Growth             292,516,919    9,589,940  12,893,214
Engemann Nifty Fifty                 49,584,201    1,575,141   2,356,064
Engemann Small & Mid-Cap Growth      12,744,531       76,689   1,053,912
Federated U.S. Government Bond        9,348,675      149,800     713,685
Goodwin Money Market                111,506,330    1,930,763   5,268,842
Goodwin Multi-Sector Fixed Income    68,663,358    1,808,500   3,209,363
Hollister Value Equity               41,441,780    1,354,278   1,805,703
J.P. Morgan Research Enhanced Index  71,157,082    1,856,113   3,823,595
Janus Equity Income                  15,728,415      723,114     941,330
Janus Flexible Income                12,718,915       30,921   1,087,059
Janus Growth                         65,528,677      397,716   4,703,141
Morgan Stanley Focus Equity           8,556,072          0       543,320
Oakhurst Balanced                   108,713,581    2,593,527   6,107,547
Oakhurst Growth and Income           84,554,114    2,253,276   2,844,513
Oakhurst Strategic Allocation       101,762,982    1,812,969   3,190,617
Sanford Bernstein Global Value        7,638,960      239,139      98,030
Sanford Bernstein Mid-Cap Value      28,814,674    1,029,019   1,148,342
Sanford Bernstein Small Cap Value     8,222,884       93,720     381,687
Seneca Mid-Cap Growth                39,049,467     696,010    1,983,338
Seneca Strategic Theme               82,823,472    1,975,576   2,945,296

4. Approve the amendment of the investment objective of the Phoenix-Janus Equity Income Series to eliminate the income component of the investment objective

                                For          Against         Abstain
Janus Equity Income         15,926,078       538,495         928,286